RUTH'S CHRIS STEAK HOUSE, INC.

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of May 17, 2006 and entered into by and among Ruth's Chris Steak House, Inc., a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders") and Wells Fargo Bank, National Association, as administrative agent for Lenders ("Wells Fargo" or "Administrative Agent"), and, for purposes of Section 6 hereof, the Subsidiary Guarantors (as defined in Section 6 hereof) and is made with reference to that certain Credit Agreement dated as of September 27, 2005 (the "Credit Agreement"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

R E C I T A L S

WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) increase the Revolving Loan Commitments thereunder by $45,000,000 and make certain other changes in connection with the acquisition of certain Ruth's Chris franchises, and (ii) make certain other amendments as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

  AMENDMENTS TO THE CREDIT AGREEMENT
      Amendment to Section 1: Definitions

      Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

      ""First Amendment Effective Date" means the date of satisfaction of such conditions to effectiveness as are referred to in that certain First Amendment to Credit Agreement dated as of May 17, 2006, by and among Company, Lenders and Administrative Agent."

      Amendment to Section 2: Amounts and Terms of Commitments and Loans

      Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

      "Revolving Loans. Each Revolving Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the First Amendment Effective Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Revolving Lender's Revolving Loan Commitment, as of the First Amendment Effective Date, is set forth opposite its name on Schedule 2.1 annexed hereto, and the Revolving Loan Commitment Amount, as of the First Amendment Effective Date, is $100,000,000; provided that the amount of the Revolving Loan Commitment of each Revolving Lender shall be adjusted to give effect to any assignment of such Revolving Loan Commitment pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4. Each Revolving Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(i) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date."

      Modification of Schedules

  Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new Schedule 2.1 in the form of Annex A hereto.

  CONDITIONS TO EFFECTIVENESS

  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

      On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the First Amendment Effective Date:
    Certified copies of its Articles of Incorporation dated a recent date prior to the First Amendment Effective Date or a certificate, dated as of the First Amendment Effective Date, of Company's corporate secretary or an assistant secretary, certifying that there have been no changes in Company's Articles of Incorporation from the form of Articles of Incorporation delivered to Lenders on the Closing Date;
    Copies of its Bylaws, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary or a certificate, dated as of the First Amendment Effective Date, of Company's corporate secretary or an assistant secretary, certifying that there have been no changes in Company's Bylaws from the form of Bylaws delivered to Lenders on the Closing Date;
    Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the new Revolving Notes, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and
    Signature and incumbency certificates of its officers executing this Amendment and the new Revolving Notes.
      On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
      Administrative Agent and Lenders shall have received copies of this Amendment executed by each Loan Party, Requisite Lenders and each Lender increasing its Revolving Credit Commitment pursuant to this Amendment and an executed Revolving Note for each Lender requesting a new Revolving Note to reflect its increased Revolving Loan Commitment.
      Company shall pay to each Lender executing this Amendment on or before the First Amendment Effective Date an amendment fee equal to 0.15% of the amount by which such Lender's Revolving Loan Exposure has increased as of the First Amendment Effective Date.
      Since December 31, 2005, no event or change has occurred that has resulted in, either in any case or in the aggregate, a Material Adverse Effect.
      Administrative Agent shall have received a certificate signed by Company's chief financial officer demonstrating in reasonable detail Consolidated EBITDA for the four Fiscal Quarters most recently ended as of the First Amendment Effective Date of not less than $34,000,000.
  COMPANY'S REPRESENTATIONS AND WARRANTIES

  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

      Corporate Power and Authority. Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment, to issue the new Revolving Notes and to carry out the transactions contemplated by, and perform its obligations under, the Loan Documents as amended by this Amendment (the "Amended Agreement") and the new Revolving Notes.
      Authorization of Borrowing. The execution and delivery of this Amendment and the performance of the Amended Agreement and the issuance, delivery and payment of the new Revolving Notes have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.
      No Conflict. The execution and delivery by Loan Parties of this Amendment and the performance by Loan Parties of the Amended Agreement and the issuance, delivery and payment of the new Revolving Notes by Company do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which were obtained on or before the Closing Date and disclosed in writing to Lenders.
      Governmental Consents. The execution and delivery by Loan Parties of this Amendment and the performance by Loan Parties of the Amended Agreement and the issuance, delivery and payment of the new Revolving Notes by Company do not and will not require any Governmental Authorization.
      Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and this Amendment and the Amended Agreement are, and the new Revolving Notes, when executed and delivered will be, the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.
      Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
      Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.
  CONDITION SUBSEQUENT

  Within 7 Business Days after the First Amendment Effective Date, or such later date as shall be agreed upon by Administrative Agent in its sole discretion, Company shall deliver to Administrative Agent a good standing certificate from the Secretary of State of the State of Delaware dated a recent date on or prior to the seventh Business Day following the First Amendment Effective Date. Failure of Company to provide such good standing certificate within 7 Business Days after the First Amendment Effective Date shall constitute an Event of Default pursuant to subsection 8.3 of the Credit Agreement.

  MISCELLANEOUS
      Reference to and Effect on the Credit Agreement and the Other Loan Documents.
        On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
        Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
        The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
      Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.
      Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
      Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
      Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, each Lender increasing its Revolving Loan Commitment hereunder and each of the other Loan Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
  ACKNOWLEDGEMENT AND CONSENT

Each guarantor (or pledgor) listed on the signatures pages hereof (each, a "Subsidiary Guarantor") hereby acknowledges and agrees that the Subsidiary Guaranty and Collateral Documents (each, a "Credit Support Document") to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

RUTH'S CHRIS STEAK HOUSE, INC.

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By: /s/ Reginald M. Goldsmith III

Name: Reginald M. Goldsmith III
Title: Vice President

Notice Address:
1445 Ross Avenue, Suite 4560
Dallas, TX 75202
Attn: Reggie Goldsmith
Facsimile: (214) 721-6413

BANK OF AMERICA, N.A.,
individually and as Documentation Agent

By:    /s/ John H. Schmidt
Name: John H. Schmidt
Title: Vice President

Notice Address:
100 Federal Street
Mail Code: MA5-100-09-01
Boston, MA 02110

JPMORGAN CHASE BANK, N.A.,
individually and as Co-Lead Arranger

By:      /s/ Lynn Richard
Name: Lynn Richard
Title: Senior Vice President

Notice Address:

Commercial Banking

Mail code LA3-5715

201 St. Charles Avenue, 28th Floor

New Orleans, LA 70170

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:   /s/ Anthony D. Braxton
Name: Anthony D. Braxton
Title: Director

Notice Address:

One South Broad Street
PA 4843
Philadelphia, PA 19107

With respect to Section 6 hereof:

R.C. Equipment, Inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

R.F. Inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

RCSH Holdings, Inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

RCSH Management, Inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

RCSH Operations, Inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

RCSH Operations, LLC,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

RCSH Promotions, LLC,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

Ruth's Chris Steak House BOSTON, LLC,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

Ruth's Chris Steak House Dallas, L.P.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

Ruth's Chris Steak House Texas, L.P.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

Ruth's Chris Steak House #15, inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

Ruth's Steak House Franchise, Inc.,
as Subsidiary Guarantor

By:    /s/ Thomas J. Pennison, Jr.

Name: Thomas J. Pennison, Jr.
Title: Chief Financial Officer, Secretary & Treasurer

Notice Address:
500 International Parkway
Suite 100
Heathrow, FL 32746

ANNEX A

Schedule 2.1

Lender	Revolving Loan Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$36,363,636.36	36.363636364%
JPMorgan Chase Bank, N.A.	$27,272,727.27	27.272727273%
Bank of America, N.A.	$22,727,272.73	22.727272727%
Wachovia Bank, National Association	$13,636,363.64	13.636363636%
	____________	______________
TOTAL	$100,000,000.00	100.000000000%